SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





      Date of Report (Date of earliest event reported)        October 2, 2003
                                                              ---------------



                         Interstate Bakeries Corporation
                         -------------------------------
             (Exact name of Registrant as specified in its charter)





      Delaware              1-11165                 43-1470322
      --------              -------                  ----------
      (State of         (Commission File        (I.R.S. Employer
   Incorporation)                          Number) Identification Number)






              12 East Armour Boulevard, Kansas City, Missouri 64111
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)




Registrant's telephone number, including area code:  (816) 502-4000
                                                     --------------



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Item 5.  Other Events.

      On October 2, 2003, Interstate Bakeries Corporation, a Delaware corporation ("IBC"), announced its plans to close its bread and roll bakery in Grand Rapids, Michigan on December 3, 2003. IBC publicly announced the closing of the Grand Rapids facility in a press release dated October 2, 2003, a copy of which is attached hereto as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits.

      Exhibit No.      Description

        99.1           Press Release dated October 2, 2003.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                               INTERSTATE BAKERIES CORPORATION


Date: October 2, 2003          By:     /s/ Paul E. Yarick
                                       -----------------------------------
                               Name:   Paul E. Yarick
                               Title:  Senior Vice President-Finance &
                                       Treasurer



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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             ------------

  99.1                  Press Release dated October 2, 2003.









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